UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2010
Hanmi Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard, Ph-A Los Angeles, California (Address of Principal Executive Offices)	90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On June 23, 2010, Hanmi Financial Corporation (“Hanmi”) issued a press release reporting that Woori Finance Holdings Co. Ltd. filed required regulatory applications with the Korean Financial Services Commission, the the U.S. Federal Reserve Board, and the California Department of Financial Institutions in connection with its proposed investment in Hanmi of up to $240 million pursuant to a securities purchase agreement Hanmi and Woori entered into on May 25. 2010. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
99.1	Press release dated June 23, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2010	Hanmi Financial Corporation
	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer